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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                                 April 28, 1999

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation

             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-10853

                            North Carolina 56-0939887
          (State of Incorporation) (I.R.S. Employer Identification No.)

                             200 West Second Street
                       Winston-Salem, North Carolina 27101

               (Address of Principal Executive Offices) (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

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                           This Form 8-K has 3 pages.

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Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to announce that BB&T Corporation's ("BB&T") Board of Directors, at their April 27, 1999 meeting, approved a new plan to repurchase up to 10 million shares of BB&T common stock as needed for issuance in specific business combinations to be accounted for as purchases.

     BB&T has a similar plan, approved by the Board of Directors in February 1998, that provided for the repurchase of up to 10 million shares of BB&T common stock for issuance in specific business combinations to be accounted for as purchases. Substantially all of the shares authorized under this plan have been repurchased in connection with business combinations completed since February 1998 that were accounted for as purchases.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BB&T CORPORATION
                                               (Registrant)

                                 By:         /S/ SHERRY A. KELLETT

                                                 Sherry A. Kellett
                                  Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)
Date:  April 28, 1999.